UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2020

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 - Regulation FD Disclosure.

As previously announced, ImmunoGen, Inc. (the “Company”) will host an investor conference call on December 7, 2020 at 8:00 a.m., ET, to discuss recent updates for IMGN632 in blastic plasmacytoid dendritic cell neoplasm (“BPDCN”) and acute myeloid leukemia. A copy of the investor presentation to be used on the investor conference call is being furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 8.01 - Other Events.

On December 5, 2020, the Company issued a press release relating to safety and efficacy findings from the expansion phase of the Company’s Phase 1/2 clinical trial of IMGN632 in patients with relapsed/refractory BPDCN that were presented during an oral session at the 62nd American Society of Hematology (ASH) Annual Meeting on December 5, 2020. A copy of the press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In addition, the U.S. Food and Drug Administration (FDA) advised the Company to add a pivotal cohort of up to 20 newly-diagnosed patients to the Company’s ongoing Phase 1/2 clinical trial of IMGN632 in relapsed/refractory BPDCN to support a potential label that could cover all BPDCN patients, both frontline and relapsed or refractory. With the benefit of this guidance from FDA, the Company has moved forward with this pivotal cohort and expects to complete enrollment and generate topline data from the study within the next 12 to 18 months, with a biologics license application (BLA) submission expected in 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements based on management's current expectations. These statements include, but are not limited to, the Company’s expectations related to: the occurrence, timing, and outcome of potential pre-clinical, clinical, and regulatory events related to the Company’s product candidates, in particular with respect to IMGN632; and the presentation of pre-clinical and clinical data on the Company’s product candidates, in particular with respect to IMGN632. For these statements, the Company claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause the Company’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and outcome of the Company’s pre-clinical and clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of pre-clinical studies, clinical trials, and regulatory processes; the Company’s ability to financially support its product programs; risks and uncertainties associated with the scale and duration of the COVID-19 pandemic and resulting impact on the Company’s industry and business; and other factors more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the Securities and Exchange Commission.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release of ImmunoGen, Inc. dated December 5, 2020.
99.2	Investor presentation to be presented by ImmunoGen, Inc. on December 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: December 7, 2020	/s/ David G. Foster

David G. Foster
Vice President, Finance